                                                                     EXHIBIT 1.1

                              1,600,000 SHARES(1)
                            SECURACOM, INCORPORATED
                                  COMMON STOCK
                             UNDERWRITING AGREEMENT

                                                              September __, 1997

CRUTTENDEN ROTH INCORPORATED
SCOTT & STRINGFELLOW, INC.
  As Representatives of the several Underwriters
18301 Von Karman, Suite 100
Irvine, California  92715

Dear Sirs:

         Securacom, Incorporated., a Delaware corporation (the "COMPANY"), and the Stockholder named on Schedule B address you as the Representatives of each of the parties listed in Schedule A hereto (herein collectively called the "UNDERWRITERS") and hereby confirm their agreements with the several Underwriters as follows:

         1. Description of Shares. The Company proposes to issue and sell 1,400,000 shares of its authorized and unissued Common Stock, par value $0.01 per share (the "COMPANY FIRM SHARES"), to the several Underwriters. Moreover, a certain stockholder of the Company named in Schedule B hereto (the "SELLING STOCKHOLDER") proposes to sell to the several Underwriters 200,000 shares of the Company's Common Stock, par value $0.01 per share (the "STOCKHOLDER FIRM SHARES"). The Company Firm Shares and the Stockholder Firm Shares are hereinafter collectively referred to as the "Firm Shares." The Selling Stockholder also proposes to grant to the several Underwriters an option to purchase up to 240,000 additional shares of the Company's Common Stock, par value $0.01 per share (the "OPTION SHARES"), as provided in Section 7. The Company also proposes to sell to the Representatives, at a purchase price of $0.001 per warrant, warrants exercisable for a period of three years commencing one year after the effective date of the Registration Statement (as defined below) to purchase up to an aggregate of 140,000 shares of Common Stock at a price of $[price x 120%] per share (the "REPRESENTATIVES' WARRANTS"),





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(1) Plus an option to purchase up to 240,000 additional shares from the
    Selling Shareholder to cover over-allotments.

which exercise and purchase shall be effected in accordance with the Representatives' Warrant Agreement in the form attached hereto as Exhibit A and entered into between the Company and you concurrently herewith (the "REPRESENTATIVES' WARRANT AGREEMENT"). As used in this Agreement, the term "SHARES" shall include the Firm Shares and the Option Shares. All shares of Common Stock, par value $0.01 per share, of the Company, including the Shares, are hereinafter referred to as "COMMON STOCK."

         2. Representations, Warranties and Agreements. The Selling Stockholder represents and warrants to and agrees with each Underwriter that:

                 (a) the Selling Stockholder now has valid marketable title to such number of shares of the Common Stock as are to be sold by the Selling Stockholder pursuant to this Agreement (the "Stockholder Shares"), and on each Closing Date on which the Selling Stockholder will sell Common Stock will have valid and marketable title to the Stockholder Shares free and clear of any security interests, claims, liens, equities and other encumbrances, (b) the Stockholder Shares, when delivered, will have been duly authorized and will be validly issued, fully paid and nonassessable, (c) the Selling Stockholder now has, and on each Closing Date on which the Selling Stockholder will sell Common Stock, will have, the legal right and power, and all consents, approvals and authorizations required by law, to enter into this Agreement and to sell, transfer and deliver the Stockholder Shares in the manner provided in this Agreement and that no such action will contravene any provision of applicable law or, if the Selling Stockholder is a partnership, the partnership agreement or any other agreement or other instrument binding upon the Selling Stockholder, (d) all information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading, (e) this Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder and constitutes a legal, valid and binding agreement of the Selling Stockholder, enforceable against it in accordance with its terms, and (f) all transactions between the Company and the Selling Stockholder have been (i) on terms which were fair to and in the best interest of the Company, (ii) approved by a majority of the Company's directors who did not have an interest in such transaction and (iii) disclosed in the Prospectus to the extent required under the Act or the Rules and Regulations.

         The Company represents and warrants to and agrees with each Underwriter that:

                 (a) A registration statement on Form S-1 (File No. 333-26439) with respect to the Shares, including a prospectus, has been prepared by the Company in material conformity with the requirements of the Securities Act of 1933, as amended (the "ACT"), and the applicable rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses and such abbreviated registration statements as may hereafter be required. Copies of such registration





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
statement and amendments together with each exhibit filed therewith, of each related prospectus (the "PRELIMINARY PROSPECTUSES") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you.

                 If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission, pursuant to Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus), the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations.
If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations.

                 The term "REGISTRATION STATEMENT" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits (including exhibits incorporated by reference), in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "PROSPECTUS" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); provided, however, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by





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
the Company and circulated by the Underwriters to all prospective purchasers of the Shares and the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations, and such Prospectus will not be materially different from such prospectus subject to completion. Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

                 (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph
(b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

                 (c) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus; the Company is duly qualified to do business as foreign corporations and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in violation of or in breach of or in default under (nor has any event occurred that with notice, lapse of time or both would constitute a breach of or default under) its charter or bylaws or any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any





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material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which its properties may be bound; and the Company is not in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over it or its properties. The Company does not directly or indirectly own beneficially or of record any equity interest in or securities of, or control, any corporation, partnership association or other entity.

                 (d) The Company has full legal right, power and authority to enter into this Agreement and the Representatives' Warrant Agreement and perform the transactions contemplated hereby and thereby. This Agreement and the Representatives' Warrant Agreement have been duly authorized, executed and delivered by the Company and are valid and binding agreements on the part of the Company, enforceable in accordance with their respective terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the making and performance of this Agreement and the Representatives' Warrant Agreement by the Company and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties may be bound, (ii) the charter or bylaws of the Company or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, by the NASD Regulation, Inc. (the "NASDR"), the rules of the American Stock Exchange ("AMEX"), or under state or other securities or Blue Sky laws, all of which requirements have been satisfied in all material respects.

                 (e) There is not pending, threatened, or to the Company's knowledge, contemplated, any action, suit, claim or proceeding against the Company, any of its officers, directors, employees, or agents or any of its properties or assets or rights, at law or in equity, before any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, which (i) might, individually or in the aggregate, result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or might materially and adversely affect the properties, assets or rights of the Company, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus





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
or filed as exhibits to the Registration Statement. The Company is not a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency, government or governmental agency or body domestic or foreign, that could result in a material adverse change in the condition (financial or other), earnings, operations, business or business prospects of the Company.

                 (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "CAPITALIZATION" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; the Shares and the Representatives' Warrants and the shares of Common Stock issuable upon exercise of the Representatives' Warrants have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement or the Representatives' Warrant Agreement, as the case may be, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof or the Representatives' Warrants or the Common Stock issuable upon exercise thereof; and the certificates for the Shares are in due and proper form and the holders of the Shares and the Representatives' Warrants and the Common Stock issuable upon exercise thereof, after making payment therefor will not be subject to personal liability by reason of being such holders. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares or the Representatives' Warrants or the Common Stock issuable upon exercise thereof except as may be required under the Act or under state or other securities or Blue Sky laws. Except as disclosed in the Registration Statement, Prospectus and the financial statements of the Company, and the related notes thereto included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus fairly and accurately presents the information required to be shown with respect to such plans, arrangements, options and rights.

                 (g) Grant Thorton LLP and Amper, Politziner & Mattia, whose reports on the financial statements of the Company are included in the Registration Statement and the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the Registration Statement and





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Prospectus, fairly present the financial position and the results of operations and cash flows of the Company at the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

                 (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any (i) material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (ii) transaction that is material to the Company, except transactions entered into in the ordinary course of business consistent with past practices,
(iii) obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business consistent with past practices, (iv) change in the capital stock of the Company, (v) change in the outstanding indebtedness of the Company that is either material to the Company or is out of the ordinary course of business of the Company, (vi) dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (vii) default in the payment of principal of or interest on any outstanding debt obligations, or (viii) loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                 (i) The Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, and valid and subsisting interests in all of the real property described in the Registration Statement and Prospectus as leased by it, in each case free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as set forth in the Registration Statement and Prospectus. The agreements to which the Company is a party described in, or filed as exhibits to, the Registration Statement and Prospectus are valid agreements, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and the Company has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted (subject to additional properties and assets as may be required in connection with expansion of the Company's operations), and all such properties are free of contractual or legal restrictions that would impair the use by the Company of such properties in its business for the purposes described in the Registration Statement and the Prospectus.





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
                 (j) The Company has correctly and timely filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon as due and all assessments received by it to the extent that the same have become due. Neither the Company nor any of its officers has any knowledge of any tax deficiency of the Company or any tax proceeding or action pending or threatened against the Company. There are no liens for taxes on the assets of the Company, except for taxes not yet due. There are no audits pending of the Company's tax returns (federal, state, local or foreign), and there are no claims which have been or, to the best of the Company's knowledge, may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency material to the Company. There have been no waivers of any statute of limitations by the Company relating to tax returns (federal, state, local and foreign). The Internal Revenue Service has not asserted or threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Company for any year.

                 (k) The Company maintains insurance with insurers of recognized financial responsibility of the types and in the amounts prudent for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, errors and omissions, and all other risks customarily insured against, all of which insurance is in full force and effect; the Company has not been refused any insurance coverage sought or applied for other than refusal of certain insurance coverages that were discontinued by the carriers thereof; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                 (l) The Company is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by the United States Department of Labor or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. There is no labor strike, dispute or work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or affecting the Company, and no such labor strike, dispute, work stoppage or lockout has occurred with respect to any employees of the Company, during the two years prior to the date of this Agreement. No union organization activity is in progress with respect to the employees of the Company, and no question concerning representation exists with respect to such employees. No unfair labor practice charge or complaint against the Company is pending or, to the knowledge of the Company, threatened, before the National Labor Relations Board or similar foreign authorities, and no such charge or complaint against the Company has been filed during the past two years. There is no pending, or, to the knowledge of the Company, threatened, grievance that, if adversely decided, would have a material adverse effect on the business, results of operations, prospects or financial condition of the Company. No charges with respect to or relating to the Company are pending before the Equal Employment Opportunity Commission or any similar state, local or foreign agency





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
responsible for the prevention of unlawful employment practices, and no such charges have been filed with respect to the Company.

                 (m) The Company owns or possesses rights to use all know-how necessary to conduct its business as now conducted and as described in the Registration Statement and Prospectus; no patent rights, or copyrights are utilized in the business of the Company; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others by the Company with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                 (n) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and is approved for quotation on the AMEX, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the AMEX, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

                 (o) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations thereunder, and the Company has in the past conducted, and the Company intends in the future to conduct, its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                 (p) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

                 (q) None of the Company, or its officers, directors, employees or agents has at any time during the last five (5) years made (i) any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, or (iii) any other payment of funds of the Company prohibited by law, and no funds of the Company have been set aside for any payment prohibited by law.

                 (r) Other than the over-allotment option granted to the Underwriters, the Company has not taken and will not take, directly or indirectly, any action designed to or that





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
might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares (except for any action taken by the Underwriters).

                 (s) Except as otherwise set forth in the Registration Statement and the Prospectus, each of the Company's officer, director and stockholder's who own 1% or more of the outstanding Common Stock has agreed in writing that such person will not, except as described below, for a period of nine months from the date of the final Prospectus (the "LOCK-UP PERIOD"), sell, offer to sell, solicit an offer to buy, contract to sell, loan, pledge, grant any option to purchase, or otherwise transfer or dispose of (collectively, a "DISPOSITION"), any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (collectively, "SECURITIES"), now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition otherwise than on exercise (on a cash or cashless basis not resulting in any public sale of Common Stock) of Common Stock options outstanding, it being understood, however, that the shares of Common Stock received (net of shares delivered to the Company in a traditional cashless exercise thereof) by such person shall be subject to the terms of the Lock-Up Agreement (as defined below). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to or may reasonably be expected to lead to or result in a Disposition by any stockholder or any other person of any Securities, whether or not owned by a stockholder, during the Lock-up Period, even if such Securities would be disposed of by someone other than such stockholder. Such prohibited hedging, pledge or other transactions would include, without limitation, any short sale (whether or not against the box), any pledge of shares covering an obligation that matures, or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, each such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company as of the Closing Date and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and stockholders have agreed to such or similar restrictions (the "LOCK-UP AGREEMENTS") presently in effect. The Company hereby represents and warrants that it will not purport to release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Cruttenden Roth Incorporated.

                 (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (u) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors, employees, or consultants of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                 (v) Other than Cruttenden Roth Incorporated, on behalf of the several Underwriters, no person is or will be owed any finders fee or commission or similar payment in connection with the transactions contemplated by this Agreement.

                 (w) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act, except (i) as described in the Registration Statement and the Prospectus and (ii) that the Underwriters have registration rights with respect to the Representatives' Warrants and the underlying Common Stock as described in the Representatives' Warrant Agreement.

                 (x) The Company has conducted and is conducting its business and operations in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders.

                 (y) The Company has complied with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

                 (z) Except as described in the Prospectus, to the Company's knowledge, there are no rulemaking or similar proceedings before any federal, state, local or foreign government or regulatory bodies which involve or affect the Company which, if the subject of an action unfavorable to the Company would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                 (aa) To the knowledge of the Company, no officer, director, employee, or consultant of the Company is in violation of any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company, and no such person is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the Prospectus or such person's performance of his obligations to the Company.

                 (bb) The Company has not violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), and the Company does not anticipate incurring any material costs or liabilities (including without limitation any capital or operating expenditures) in connection with any clean-up or remediation of hazardous or toxic substances or wastes, pollutants or contaminants, related closure of properties or compliance with Environmental Laws, or any federal or state law relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company.

                 (cc) The Company has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its properties and to conduct its business; the Company has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and such permits contain no restrictions that are materially burdensome to the Company.

                 (dd) All transactions during the Company's current fiscal year and last three (3) full fiscal years between the Company and any person who is or was during such period an officer, director or 5% or greater stockholder of the Company have been (i) on terms which were fair to and in the best interest of the Company, (ii) approved by a majority of the Company's directors who did not have an interest in such transactions and (iii) disclosed in the Prospectus to the extent required under the Act or the Rules and Regulations.

                 (ee) The Company is not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the rules or regulations promulgated thereunder.

                 (ff) The Company is in compliance with the Foreign Corrupt Trade Practices Act.

         3. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the Company Firm Shares and the Selling Stockholder agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder the Stockholder Firm Shares, at a purchase price of $[PRICE LESS DISCOUNT] per share, the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 10).

         Delivery of definitive certificates for the Firm Shares to be purchased by the several Underwriters pursuant to this Section 3 shall be made against payment of the purchase price therefor by the several Underwriters by wire transfer, certified or official bank check or checks drawn in same day funds, payable to the order of the Company, at the offices of Gibson, Dunn &

Crutcher LLP, 1801 California Street, Suite 4100, Denver, Colorado 80202 (or at such other place as may be agreed upon between the Representatives and the Company), at 8:00 a.m. Colorado time, (a) on the third (3rd) full business day following the first day that Shares are traded or (b) if this Agreement is executed and delivered after 2:30 p.m. Colorado time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or
(c) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Representatives and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10), such time and date of payment and delivery being herein called the "CLOSING DATE"; provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 4(d), the Representatives may, in its sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives.

         The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the Closing Date and will be in such names and denominations as you shall specify at least two (2) full business days prior to the Closing Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

         It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

         The Underwriters intend to make a public offering (as described in Section 11) of the Firm Shares at the public offering price of $[PRICE TO PUBLIC] per share. After the public offering the Underwriters may from time to time, in their discretion, vary the public offering price.

         The information set forth on the inside front cover page of the Prospectus (insofar as such information relates to the Underwriters) concerning stabilization, syndicate short covering transactions and penalty bids, and under the first (including the table listing the Underwriters), second, third, eighth and ninth paragraphs under the caption "Underwriting" in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4. Further Agreements of the Company and the Selling Stockholder. The Company and the Selling Stockholder agree with the several Underwriters that:

                 (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations have been filed, within the time period prescribed, with the Commission pursuant to Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("UNDERWRITERS' COUNSEL"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, and provide you with copies of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

                 (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement, or suspension of the qualification of the Shares for sale in any jurisdiction, or of the initiation or threat of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                 (c) The Company will use its best efforts (including by providing full cooperation with your counsel, whose services in this matter are required and which you and the Company will seek to expedite) to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction for such purpose.

                 (d) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first full business day following the first day that Shares are traded, copies of the Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with
Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

                 (e) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

                 (f) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and, upon request by a stockholder, unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company, and (vi) any additional information of a public nature concerning the Company, or its business which you may reasonably request. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and such subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                 (g) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                 (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                 (i) The terms of Section 10 of that certain Letter Agreement dated August 21, 1997 between you and the Company (the "LETTER AGREEMENT") are hereby incorporated by reference and made obligations of the Company and Cruttenden Roth Incorporated as part of this Agreement notwithstanding that the Letter Agreement shall have ceased to be of full force or effect for any other purpose. If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 11(a), or if the Underwriters shall terminate this Agreement pursuant to Section 11(a) or 11(b), then the provisions of Section 10 of the Letter Agreement shall govern payment and reimbursement obligations of the parties notwithstanding that the Letter Agreement shall have ceased to be in full force or effect for any other purpose.

                 (j) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                 (k) During the Lock-up Period, the Company will not, without the prior written consent of Cruttenden Roth Incorporated, effect the Disposition of, directly or indirectly, any Securities other than the sale of the Firm Shares and the Option Shares hereunder and the Company's issuance of options or Common Stock under the Company's presently authorized stock option and stock purchase plans described in the Registration Statement and the Prospectus.

                 (l) The Company and the Selling Stockholder shall pay to Cruttenden Roth Incorporated a nonaccountable expense allowance equal to two and one-half percent (2.5%) of the total Price to Public with respect to Shares sold by each of them as shown on the front cover of the Prospectus, including, if exercised, with respect to the over-allotment option. Cruttenden Roth Incorporated acknowledges that $30,000 of the amount payable by the Company pursuant to this paragraph has already been paid.

                 (m) The Company will use its best efforts to cause the Shares to be listed on the AMEX.

                 (n) The Company will refrain from investing the proceeds of the sale of the Shares in such a manner as to cause the Company to become an "investment company" within the meaning of the 1940 Act.

                 (o) The Company will furnish to you as early as practicable before the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company that have been read by the Company's independent certified public accountants as stated in their letters to be furnished pursuant to Section 6(f).

                 (p) On the Closing Date, the Company will sell the Representatives' Warrants to the Representatives.

                 (q) The Company agrees to take, or refrain from taking, any and all actions necessary so that any shares of Common Stock issuable upon the exercise of warrants or options to purchase Common Stock shall not become freely trade during the Lock-Up Period. Without limiting the foregoing, the Company shall not change the terms of any outstanding warrants to provide for a cashless exercise, register any such shares under the Act, or set the vesting schedule of any newly issued options or warrants so that such options or warrants (or any portion thereof) vest before the expiration of the Lock-Up Period.

                 (r) For a period of two years after the Closing Date or until an offering occurs which Cruttenden Roth Incorporated ("Cruttenden") has declined to exercise its rights under this Section, the Company shall notify Cruttenden in writing at least ten (10) days before (i) the proposed private or public offering of any debt or equity securities (other than bank debt or similar financing) by the Company or by any of its majority owned or controlled subsidiaries (collectively referred to herein as the Company) or (ii) the proposed public offering of any equity securities by any of its stockholders owning at least five percent of the Company's Common Stock ("PRINCIPAL SHAREHOLDERS") so that Cruttenden or, at its option, a group of associated investment bankers shall have the right of first refusal to manage or co-manage the offering. Cruttenden agrees to notify the Company of Cruttenden's intention to exercise the right of first refusal within ten (10) days of receipt by Cruttenden of such notice from the Company. If Cruttenden fails to exercise the right of first refusal within the ten-day period and the terms of the proposed subsequent financings thereafter are altered in any material respect, the Company shall again offer to Cruttenden the right of first refusal to manage or co-manage subsequent financings upon such altered terms and Cruttenden shall have ten (10) days from the date of receipt to notify the Company of its acceptance.

         5.      Expenses.

                 (a)      The Company agrees with each Underwriter that:

                          (i)     The Company will pay and bear all costs and
expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing of this Agreement, the Representatives' Warrant Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any; the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASDR filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including fees and disbursements of Underwriters' Counsel and filing fees in connection with such NASDR filings and Blue Sky qualifications); the cost of any listing of the Shares on any securities exchange or qualification of the Shares for inclusion in the AMEX; registration and other fees payable to the Commission; the cost of preparing bound volumes of the public offering documents for the Representatives and Underwriters' Counsel; the Company's road show expenses; and all other expenses directly incurred by the Company in connection with the performance of its obligations hereunder. The provisions of this Section 5(a)(i) are intended to relieve the Underwriters from the payment of the expenses and costs which the Company hereby agrees to pay.

                          (ii)    In addition to its other obligations under
Section 8(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(a), it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "PRIME RATE"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                 (b) In addition to their other obligations under Section 8(b), the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(b), they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                 (c) In addition to its other obligations under Section 8(c), the Selling Stockholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(c), it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Selling Stockholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Selling Stockholder together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                 (d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii), 5(b) and 5(c), including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASDR. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii), 5(b) and 5(c) and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 8(a), 8(b) and 8(c) or the obligation to contribute to expenses that is created by the provisions of
Section 8(e).

         6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

                 (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date following the date of execution and delivery of this Agreement, or such later date and time as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued, no suspension of the qualification of the Shares for sale in any jurisdiction shall have occurred, and no proceedings for any such purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission or any other regulatory authority of appropriate jurisdiction, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.

                 (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to the Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

                 (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any
(i) change in the condition (financial or otherwise), earnings, operations, properties, assets, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse to the Company and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus; (ii) any transaction that is material to the Company entered into or committed to by the Company other than as described in the Registration Statement and the Prospectus; or (iii) any material obligation, contingent or otherwise, directly or indirectly, incurred by the Company other than as described in the Registration Statement and the Prospectus.

                 (d) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of Dyer, Ellis & Joseph, P.C., counsel for the Company, dated the Closing Date or such later date on which Option Shares are to be purchased addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                          (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse change in the condition (financial or otherwise), earnings, operations, properties, assets, business or business prospects of the Company;

                          (ii) The Company has all requisite corporate power and authority and, to such counsel's knowledge, all necessary authorizations, approvals, consents, orders, licenses, certificates and permits required to own, lease and license its assets and properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. The Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement, and, to issue and sell the Shares and the Representatives' Warrants, other than those authorizations, approvals, consents, orders licenses, certificates and permits required under state and foreign securities laws. To such counsel's knowledge, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization.

                          (iii) The Company had authorized, issued and outstanding capital stock as of June 30, 1997 as described under the caption "Capitalization" in the Prospectus and the Common Stock, the Representatives' Warrants, and the rights issued under the shareholder rights plan conform to the descriptions thereof contained under the caption "Description of Capital Stock" in the Prospectus. The outstanding shares of the Company's capital stock have been, and the Shares, the Representatives' Warrants, the Common Stock underlying the Representatives' Warrants (the "Warrant Shares") and the shares of Common Stock to be issued upon the exercise of the warrants and options described in the Prospectus, upon issuance, delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and non-assessable. The certificates for the Shares, the Representatives' Warrants and the Warrant Shares, are in due and proper form under the corporations law of the State of the Company's organization. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the Company's capital stock pursuant to the Company's certificate of incorporation, bylaws, other governing documents or any agreements or other instruments to which the Company is a party or by which any of them is bound, other than certain rights pursuant to stock purchase agreements entered into between the Company and certain of its current stockholders that have been waived or satisfied in connection with the offering or sale of the Shares contemplated by this Agreement; and to such counsel's knowledge, after conducting a reasonable investigation, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, which have not been waived or satisfied, for or relating to the registration of any shares of the Company's capital stock. All corporate action required to be taken on the part of the Company for the authorization, issuance and sale of the Shares, the Representatives' Warrants and the Warrant Shares by the Company has been duly and validly taken;

                          (iv)    The Registration Statement and all
         post-effective amendments thereto have become effective under the Act and, to such counsel's knowledge, after conducting a reasonable investigation, such counsel has reasonable grounds to believe and does believe that no stop order proceedings with respect thereto have been instituted or are pending before or threatened by the Commission and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

                          (v) The Registration Statement and the Prospectus and any amendment or supplement thereto, as of their respective effective dates comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that counsel need express no opinion on the financial statements or other financial data);

                          (vi) The Company is not, or with the giving of notice or lapse of time or both will not be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the certificate of incorporation, bylaws or other governing documents of the Company, or any agreement, indenture or other instrument to which the Company is a party or by which it is bound, or to which any of their properties are subject and of which such counsel is aware or which has been filed as an Exhibit to the Registration Statement, nor will the performance by the Company of its obligations hereunder violate any law, rule or regulation of any governmental agency or body having jurisdiction over the Company, or its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company. Except for permits and similar authorizations required under the Act, the NASDR, and the securities or Blue Sky laws of certain jurisdictions and for such permits and authorizations which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement;

                          (vii)   The descriptions of matters in the
         Registration Statement and Prospectus under the headings "Description of Capital Stock" and "Shares Eligible for Future Sale" are accurate and fairly present the information required to be shown; and such counsel, after conducting a reasonable investigation, do not know of or believe that any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed, nor after conducting a reasonable investigation do such counsel know of or believe that there is any pending or threatened litigation or any governmental proceeding, statute or regulation, disclosed by the Act, the Exchange Act and the respective rules and regulations thereunder. All descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings, contracts and other documents, insofar as such statements constitute a summary of the legal matters, documents or proceeding referred to therein are accurate and fairly present the information required to be shown; and such counsel, after conducting a reasonable investigation, do not know of or believe that any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed, nor after conducting a reasonable investigation do such counsel know of or believe that there is any pending or threatened litigation or any governmental proceeding, statute or regulation required to be described in the Prospectus which is not so described;

                          (viii)  The Underwriting Agreement and the
         Representatives' Warrant Agreement have been duly authorized, executed and delivered by the Company, and each constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except insofar as indemnification provisions may be limited by Federal or State securities laws and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity) including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

                          (ix) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                          (x) To such counsel's knowledge, the Company is in compliance with the Foreign Corrupt Trade Practices Act; and

                          (xi) To such counsel's knowledge after conducting a reasonable investigation, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except as waived or disclosed in the Registration Statement and the Prospectus.

                 In addition, such counsel shall state that such counsel has acted as outside corporate legal counsel to the Company and participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads such counsel to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules and other financial information derived therefrom, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials and on the opinions of other counsel satisfactory to the Underwriters as to matters which are governed by laws other than the Federal laws of the United States and the Delaware General Corporation Law; provided that such counsel shall state that they believe that they and the Underwriters are justified in relying on such certificates and other opinions. Copies of such certificates and other opinions shall be furnished upon request to the Underwriters and counsel for the Underwriters.

                 (e) You shall have received on the Closing Date an opinion of Dyer, Ellis & Joseph, P.C., counsel for the Selling Stockholder, dated the Closing Date, to the effect that:

                          (i) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes a legal, valid and binding agreement of Selling Stockholder and is enforceable against the Selling Stockholder in accordance with its terms, except as the right to indemnity under this Agreement may be limited by Federal or state securities laws and except as (i) may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                          (ii) The execution, delivery and performance of this Agreement by the Selling Stockholder will not contravene, any provision of applicable law, (ii) the certificates of incorporation, bylaws or other governing documents of the Selling Stockholder that is a corporation, or the articles of partnership of the Selling Stockholder that is a limited partnership, or the trust agreement of the Selling Stockholder that is a trust or (iii) any agreement or other instrument known to such counsel to be binding upon the Selling Stockholder, no consent, approval or authorization of any governmental body is required for the performance of this Agreement by the Selling Stockholder, except such as are specified and have been obtained and except such as may be required by federal securities laws and state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                          (iii) The Selling Stockholder has valid marketable title to the Shares to be sold by the Selling Stockholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder;

                          (iv) The Custody Agreement signed by the Selling Stockholder and the Custodian relating to the deposit of the Shares to be sold by the Selling Stockholder, and the Power-of-Attorney appointing certain individuals as the Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by the Selling Stockholder and are valid and binding agreements of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms, except as (i) may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                          (v) Delivery of the certificates for the Shares to be sold by the Selling Stockholder pursuant to this Agreement to each of the several Underwriters (who such counsel may assume have purchased the Shares in good faith and without notice of any adverse claim) will pass to each such Underwriter marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                 With respect to all of paragraph (e) above, counsel may rely, to the extent such counsel deems appropriate, as to matters of fact upon the representations of the Selling Stockholder contained herein and in the aforementioned Custody Agreements and Powers of Attorney and in other documents and instruments and opinions of local counsel; provided however, that copies of such Custody Agreements and Powers of Attorney and of such other documents and instruments shall be delivered to the Underwriters and shall be reasonably satisfactory to your counsel and, in the case of local counsel, such local counsel shall be reasonably satisfactory to your counsel, (a) a copy of each opinion from local counsel so relied upon shall be delivered to you and shall be reasonably satisfactory to your counsel and (b) counsel for each Selling Stockholder shall state that they have no reason to believe that they are not justified in relying thereon. With respect to all of paragraph (e) above, counsel may assume the legal capacity and the absence of any legal disability to contract as to each Selling Stockholder that is a natural person. The opinions as to all of paragraph (e) above shall state that such opinions may be relied upon by the Custodian and the attorneys-in-fact appointed under the Powers of Attorney executed by the Selling Stockholder.

                 (f) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Gibson, Dunn & Crutcher LLP, in form and substance reasonably satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                 (g) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, letters from Grant Thornton LLP, ("Grant") and Amper Politziner & Mattia ("Amper"), Independent Auditors ("ACCOUNTANTS"), addressed to the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be (in each case, the "BRING DOWN LETTERS"), confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in a letter delivered to you concurrently with the execution of this

Agreement (herein called the "ORIGINAL LETTERS"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letters are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letters that are necessary to reflect any changes in the facts described in the Original Letters since its date, or to reflect the availability of more recent financial statements, data or information. The Bring Down Letters shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Grant shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the balance sheet of the Company as of December 31, 1996 and related combined statements of operations, equity and cash flows for the twelve (12) months ended December 31, 1996, (iii) state that Grant has performed the procedures set out in Statement of Accounting Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of Grant as described in SAS 71 on the financial statements for the six-month period ended June 30, 1997 (the "QUARTERLY FINANCIAL STATEMENTS"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, (v) state that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Rules and Regulations and that any adjustments thereto have not been properly applied to the historical amounts in the compilation of such statements, and (vi) address other matters agreed upon by Grant and you. The Original Letter from Amper shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall
(i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the balance sheet of the Company as of December 31, 1995 and related combined statements of operations, equity and cash flows for each of the two years ended December 31, 1995, (iii) state that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Rules and Regulations and that any adjustments thereto have not been properly applied to the historical amounts in the compilation of such statements, and (iv) address other matters agreed upon by Amper and you.

                 (h) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

                          (i) The representations and warranties of the Company in this Agreement and the Representatives' Warrant Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                          (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations, and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                          (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any (A) material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (B) transaction that is material to the Company, except transactions entered into in the ordinary course of business consistent with past practices, (C) obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business consistent with past practices, (D) change in the capital stock of the Company, (E) change in the outstanding indebtedness of the Company that is material to the Company or is out of the ordinary course of business of the Company, (F) dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (G) default in the payment of principal of or interest on any outstanding debt obligations, or (H) loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                 (i) The Company shall have obtained and delivered to you an agreement from each officer, director and 1% stockholder of the Company in writing prior to the date hereof that such person will not, except as described below, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than on exercise (on a cash or cashless basis not resulting in any public sale of Common Stock) of Common Stock Options outstanding, it being understood, however, that the shares of Common Stock received (net of shares delivered to the Company in a traditional cashless exercise thereof) by such person upon exercise thereof shall be subject to the terms of the Lock-Up Agreement. The foregoing restriction shall have been expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to or may reasonably be expected to lead to or result in a Disposition by any stockholder or any other person of any Securities, whether or not owned by a stockholder, during the Lock-Up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging, pledge or other transactions would include, without limitation, any short sale (whether or not against the box), any pledge of shares covering an obligation that matures or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person will have also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction.

                 (j) The Shares have been approved for listing on the AMEX.

                 (k) The Company shall have executed and delivered the Representatives' Warrant Agreement and shall have tendered to the Representatives the Representatives' Warrants.

                 (l) The Company shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company) as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

         7.      Option Shares.

                 (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a nontransferable option to purchase up to an aggregate of 240,000 Option Shares at the purchase price per share for the Firm Shares set forth in Section 3. Such option may be exercised by the Representatives on behalf of the several Underwriters on one (1) or more occasions in whole or in part during the period of forty-five (45) days after the date on which the Firm Shares are initially offered to the public by giving written notice (the "OPTION NOTICE") to the Company. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representatives in such manner as to avoid fractional shares.

                 Delivery of definitive certificates for the Option Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in same-day funds, payable to the order of the Company. In the event of any breach of such definitive certificate delivery obligations, the Company shall reimburse the Underwriters for the interest lost and any other expenses borne by them by reason of such breach. Such delivery and payment shall take place at the offices of Gibson, Dunn & Crutcher LLP, 1801 California Street, Suite 4100, Denver, Colorado or at such other place as may be agreed upon between the Representatives and the Company (i) on the Closing Date, if written notice of the exercise of such option is received by the Company at least two (2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Company receives written notice of the exercise of such option, if such notice is received by the Company after the date two (2) full business
days prior to the Closing Date.    The certificates for the Option Shares to be
so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you shall specify at least two (2) full business days prior to such date of payment and delivery. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

                 It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

                 (b) Upon exercise of any option provided for in Section 7(a), the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, to the conditions set forth in Section 6, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company or the satisfaction of any of the conditions herein contained.

         8.      Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Section 2720 of the Conduct Rules of the NASDR), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) (or actions in respect thereof), as they are incurred and regardless of whether the Indemnitee is a party to the litigation, if any, arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d).

                 The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act and each of the agents, employees, officers and directors of each Underwriter and person who so controls any Underwriter. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                 (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages, judgments liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) (or actions in respect thereof), as they are incurred and regardless of whether the Indemnitee is a party to the litigation, if any, arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 8(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                 The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

                 (c) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Section 2720 of the Conduct Rules of the NASDR), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) (or actions in respect thereof), as they are incurred and regardless of whether the Indemnitee is a party to the litigation, if any, arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Selling Stockholder herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(c) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d).

                 The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act and each of the agents, employees, officers and directors of each Underwriter and person who so controls any Underwriter. This indemnity agreement shall be in addition to any liabilities which the Selling Stockholder may otherwise have.

                 (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent that it has been prejudiced by such omission. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a), 8(b) or 8(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

                 (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Company is responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise been required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(e) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter or the Company within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

                 (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this

Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

         9. Representations, Warranties, Covenants and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company, the Selling Stockholder and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of the Company, or any of its officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

         10. Substitution of Underwriters. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

         If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this
Section 10, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement, supplements to the Prospectus or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

         In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 10, then, other than as set forth in the Letter Agreement, the Company shall not be liable to any Underwriter (except as provided in Sections 5 and 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages, if any, resulting from such default) be liable to the Company (except to the extent provided in Sections 5 and 8 hereof).

         The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 10.

         11.     Effective Date of this Agreement and Termination.

                 (a) This Agreement shall become effective at the earlier of (i) 6:30 A.M., California time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(i) and 8.

                 (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by The Nasdaq Stock Market, Inc., or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by The Nasdaq Stock Market, Inc., or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the opinion of the Representatives, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company shall remain obligated to pay costs and expenses pursuant to Sections 4(i), 5 and 8. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 4(i) and 8.

                 If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

         12. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, telecopier number (714) 852-9603,
Attention: General Counsel; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 13470 Washington Blvd., Suite 300, Marina del Rey, California 90292, telecopier number (310) 301-1569, Attention: Chief Executive Officer.

         13. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in Section 8, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

         In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Cruttenden Roth Incorporated on behalf of you.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

         15. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.

         If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters.

                                                   Very truly yours,

                                                   SECURACOM, INCORPORATED

                                                   By:
                                                       ------------------------
                                                   Name:
                                                        -----------------------

                                                   Title:
                                                         ----------------------

Accepted as of the date first above written:

CRUTTENDEN ROTH INCORPORATED
SCOTT & STRINGFELLOW, INC.

On their behalf and on behalf of each of the several Underwriters named in Schedule A hereto.

By CRUTTENDEN ROTH INCORPORATED

By:
   ----------------------------------------------

Name:
     ----------------------------------------------

Title:
      ----------------------------------------------

                                   SCHEDULE A



                                                                                                    Number of Firm Shares
                        Underwriters                                                                    to be Purchased
Cruttenden Roth Incorporated

Scott & Stringfellow, Inc.                                                               =========================================

Total


EA972380.066/1+